Exhibit 10.14a

还款计划书

Repayment Schedule

债权人：安徽人人家太阳能有限公司 （甲方）

Creditor: Anhui Renrenjia Solar Co., Ltd. (Party A)

债务人：汲泉 （乙方）

Debtor: Quan Ji (Party B)

债务人：李其梅 （丙方）

Debtor: Qimei Li (Party C)

鉴于：

Whereas

1、	乙方、丙方是甲方100%控股的股东；

Party B and C are 100% owners of Party A;

2、	乙方与丙方是夫妻关系的利益共同体；

Party B and Party C are spousal relationship community interest

双方经过友好协商，就有关事项协议如下：

After friendly negotiation among all parties and have reached the following:

第一条	债权债务的确认

Item 1: Acknowledgement of Creditor and Debtor

1、截止2013年1月1日，甲方对乙方的债权为人民币叁仟伍佰肆拾壹万壹仟贰佰陆拾壹元柒角柒分（小写：￥35,411,261.77）；2013年度，乙方从甲方借款人民币肆仟伍佰陆拾肆万肆仟零捌拾肆元柒角（小写:￥45,644,084.70），乙方代甲方收货款人民币肆佰捌拾伍万肆仟捌佰玖拾元整（小写：￥4,854,890.00），乙方代甲方支付费用人民币壹万壹仟贰佰玖拾柒元壹角（小写：￥112,976.10），乙方代甲方支付货款人民币肆仟柒佰玖拾捌万伍仟叁佰玖拾壹元伍角伍分（小写：￥47,985,391.55）；2014年度，乙方归还甲方借款人民币捌佰肆拾贰万陆仟柒佰陆拾壹元零肆分（小写：￥8,426,761.04），乙方代甲方支付费用人民币贰佰贰拾伍万陆仟捌佰捌拾玖元零伍分（小写：￥2,256,889.05），乙方代甲方支付货款人民币壹佰零玖万壹仟玖佰伍拾柒元伍角（小写：￥1,091,957.50）；截止2014年12月31日，甲方对乙方的债权为人民币贰仟陆佰零叁万陆仟贰佰陆拾壹元贰角叁分（小写：￥26,036,261.23）；

1, As of Jan 1st 2013, balance due from Party B to Party A is RMB 35,411,261.77; during 2013, Party B had borrowed RMB 45,644,084.70 from Party A, Party B received payment for goods on behalf of Party A RMB 4,854,890.00; Party B paid payments for goods on behalf of Party A RMB 47,985,391.55; During 2014, Party B has paid back RMB 8,426,761.04 to Party A; Party B paid payments for goods on behalf of Party A RMB 1,091,957.50; As of end of Dec 31st 2014, balance due from Party B to Party A is RMB 26,036,261.23.

2、截止2013年1月1日，甲方对丙方的债权为人民币零元（小写：￥0.00）；2013年度，丙方从甲方借款人民币叁仟捌佰捌拾陆万零玖佰叁拾陆元肆角捌分（小写:￥38,860,936.48），丙方代甲方收货款人民币壹佰玖拾贰万零肆拾元零伍角（小写：￥1,920,040.50），丙方代甲方支付费用人民币叁佰贰拾贰万叁仟叁佰玖拾玖元玖角伍分（小写：￥3,223,399.95），丙方代甲方支付货款人民币贰佰壹拾捌万捌仟肆佰伍拾壹元玖角陆分（小写：￥2,188,451.96）；2014年度，丙方从甲方借款人民币陆佰肆拾壹万玖仟伍佰零壹元整（小写:￥6,419,501.00），丙方代甲方收货款人民币贰佰叁拾捌万捌仟伍佰壹拾贰元零肆分（小写：￥2,388512.04），丙方代甲方支付费用人民币玖拾肆万伍仟伍佰壹拾伍元伍角玖分（小写：￥945,515.59），丙方代甲方支付货款人民币壹拾叁万玖仟元整（小写：￥139,000.00）；截止2014年12月31日，甲方对丙方的债权为人民币肆仟叁佰零玖万贰仟陆佰贰拾贰元伍角贰分（小写：￥43,092,622.52）。

2, As of Jan 1st 2013, balance due from Party C to Party A is RMB 0.00; during 2013, Party C has borrowed RMB 38,860,936.48 from Party A, Party C received payment for goods on behalf of Party A RMB ￥1,920,040.50; Party C paid fees on behalf of Party A RMB 3,223,399.95; Party C paid payments for goods on behalf of Party A RMB 2,188,451.96; During 2014, Party C borrowed RMB 6,419,501.00 from Party A; Party C has received payment for goods on behalf of Party C RMB ￥2,388512.04; Party C paid fees on behalf of Party A RMB 945,515.59; Party C paid payments for goods on behalf of Party A RMB ￥139,000.00; As of end of Dec 31st 2014, balance due from Party C to Party A is RMB43,092,622.52.

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第二条	还款内容

Item 2: Repayment

1、乙方及丙方将上述债务中的人民币伍仟肆佰万元（小写：￥54,000,000.00）冲抵对甲方的注册资本。

1, Party B and Party C will use RMB 54,000,000.00 charge against Party A’s register paid in capital.

2、冲抵注册资本后，甲方对丙方的债权人民币壹仟伍佰壹拾贰万捌仟捌佰捌拾叁元柒角伍分（小写：￥15,128,883.75）。

2, After Party A’s paid in capital has been charge against, balance due from Party B and Party C to Party A is RMB 15,128,883.75.

3、还款期限：自签订此协议之日起债务人至2016年12月31日前还清。

3, Repayment deadline: After the signing of this agreement, Debtor must payback all the loans to Party A before 31st Dec. 2016.

4、乙方与丙方对上述债务承担连带责任。

4, Party B and Party C bear joint liability for the above loans.

第三条 双方义务

Item 3: Duties

(一)债权人的义务：

I, Creditor’s duty

1、对债权人交来借款单据妥善保管，不得遗失、损毁。

1, Must keep safe of the debtor’s loan receipts, do not loose or damage.

2、在债权人到期还清所有本协议规定的款项后，将相关单证完整交给债权人。

2， After the debtor has paid back all the loans according to the deadline of this agreement, creditor must return complete loan receipts to debtor.

(二)债务人的义务：

II, Debtor’s duty

应按照本协议规定时间主动偿还对债权人的欠款。

Must follow the set forth deadline in this agreement and payback the loans to the creditor.

第四条 违约责任

Item 4: liability for breach of contract

债务人如因本身责任不按合同规定支付给债权人欠款, 债务人应负责违约责任。

If the debtors do not payback the loans according to the terms of this agreement, then the debtors will hold liabilities.

第五条 合同生效

Item 5: execution of contract

本合同一式六份，甲、乙、丙三方各执二份。

This agreement is in sextuplicate, Party A, B and C hold 2 copies each.

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签字：

Signatures: Mr. Quan Ji

/s/Quan Ji

Mrs. Qimei Li

/s/Qimei Li

ANHUI RENRENJIA SOLAR ENERGY CO.LTD

(official seal)

/s/ANHUI RENRENJIA SOLAR ENERGY CO.LTD (corporate chop)

2014年12月31日

31st Dec 2014

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